PROSPECTUS SUPPLEMENT

DATED OCTOBER 28, 2025

FOR

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYSM (B SHARE)

ISSUED BY

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Updating Summary Prospectus and Prospectus each dated April 25, 2025 for The Guardian Investor Profreedom Variable AnnuitySM (B Share), variable annuity contract (the “Contract”) issued through Separate Account R. Special terms not defined herein have the meanings ascribed to them in the Prospectus.

The Board of Trustees of World Funds Trust, has approved a Plan of Liquidation for the Vest VI Funds, which includes the Vest US Large Cap 10% Buffer Strategies VI Fund (Class I Shares) and Vest US Large Cap 20% Buffer Strategies VI Fund (Class I Shares) (each separately a “Portfolio”, and together the “Portfolios”). The Portfolios will liquidate and dissolve on or about December 15, 2025, (the “Liquidation Date”) and will no longer be available investment allocation options. Effective October 31, 2025, the Vest VI Funds will be closed to new investments and effective December 1, 2025 will be closed to subsequent investments. Until the Liquidation Date, Portfolios’ shareholders may continue to reinvest dividends and distributions in the Portfolios or redeem their shares.

Prior to the Liquidation Date, you may change your premium payment allocations instructions and transfer your allocations of contract value to any other available variable investment options offered under the terms of your contract. Any contract value in the Contract that is allocated to the Portfolio at the close of business on the Liquidation Date will be transferred to the Fidelity VIP Government Money Market Portfolio (Service Class 2) (the “Fund”). For 30 days following the Liquidation Date, you may transfer a portion or the entire amount of any of your accumulation value transferred to the Fund to any other available variable investment options free of charge. Transfers made due to the closure and liquidation of the Portfolio will not be counted with regard to the maximum number of free transfers and the limits on the number of transfers under your contract.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in Good Order by mail to Talcott Resolution — Annuity Service Operations, Administrator for your Guardian Annuity Contract, P.O. Box 14293, Lexington, KY 40512-4293 (regular mail) or Talcott Resolution — Annuity Service Operations, Administrator for your Guardian Annuity Contract, 6716 Grade Ln., Building 9, Suite 910, Louisville, KY 40213 (overnight mail), or by calling 1-800-830-4147.

To obtain a copy of the prospectus for the Fund or any of the underlying funds for the variable investment options, please contact our Customer Service Office at the number listed above.

You will not incur any fees or charges or any tax liability because of the liquidation. After the liquidation you will receive a confirmation showing the transfer of accumulation value from the subaccount that invests in the Portfolios to the subaccount that invests in the Fund.

Further, on and after the Liquidation Date, certain administrative programs will be impacted. Specifically:

•	Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Portfolio, you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Liquidation Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Portfolio with the Fund on the Liquidation Date.

•	Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes the Portfolio, you may terminate your current instructions and provide new allocation instructions prior to the Liquidation Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred to the Portfolio until the Liquidation Date. If you do not provide new allocation instructions, your Portfolio Rebalancing will automatically be updated to replace the Portfolio with the Fund on the Liquidation Date.

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Premium Allocation Instructions: If you have premium allocation instructions on file that include the Portfolio, you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Portfolio until the Liquidation Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the Portfolio with the Fund on the Liquidation Date.

You may provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your Contract is in-force.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE

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